SUPPLEMENT DATED OCTOBER 22, 2008
TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION ("SAI") OF
THE INTEGRITY FUNDS
DATED MAY 1, 2008

Please note the following important information with regard to Integrity Small Cap Growth Fund (the "Fund"), a series of The Integrity Funds. The changes described below do not apply to any other series of The Integrity Funds.

I. Change in Fund Name to Williston Basin/Mid-North America Stock Fund and Related Change in Investment Policy

At a meeting held on May 19, 2008, the Board of Trustees approved a name change from Integrity Small Cap Growth Fund to Williston Basin/Mid-North America Stock Fund as well as a change in investment policy. The effective date is expected to occur on or about November 10, 2008, but will be determined upon regulatory review of the changes. Integrity Money Management, Inc., the Fund's investment advisor, recommended and the Board agreed that the changes were in the shareholders' best interest since (i) total Fund assets have remained at low levels despite reasonable investment performance; (ii) shareholder count remains low and new purchases have been sparse; and (iii) Fund expenses persist even though the advisor has waived or absolved a portion of the expenses. The investment policy will be changed to allow the Fund to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Williston Basin area and/or Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the "Region"). To pursue this strategy, the Fund will invest primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer's most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer's most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase.

II. Reduction in Fund's Sales Charge

At a meeting held on August 18, 2008, the Board of Trustees determined that the up-front sales charge on purchases less than $100,000 will be reduced from 5.75% to 5.00% effective on the date of the Fund name change.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.